SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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Commission Only (as permitted by
Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CNB Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL NUMBER 1
AUDIT COMMITTEE REPORT
PRINCIPAL ACCOUNTANT FEES AND SERVICES
DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS
EXECUTIVE COMPENSATION
Fiscal Year-End Option Values
PRINCIPAL SHAREHOLDERS
PROPOSAL NUMBER. 2
PROPOSAL NUMBER 3
ANNUAL REPORT TO SHAREHOLDERS AND REPORTS ON FORM 10-KSB
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CNB HOLDINGS, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JULY 21, 2004

CNB HOLDINGS, INC.
7855 NORTH POINT PARKWAY, SUITE 200
ALPHARETTA, GEORGIA 30022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

July 21, 2004

To the Shareholders of CNB Holdings, Inc.:

     The Annual Meeting of Shareholders (the “Annual Meeting”) of CNB Holdings, Inc. (the “Company”) will be held on July 21, 2004 at 10:00 a.m., local time, at the Country Club of Roswell, 2500 Club Springs Drive, Roswell, Georgia for the following purposes:

1.	To elect four directors to hold office until the Company’s 2007 Annual Meeting of Shareholders;

2.	To approve an amendment to the Company’s 1998 Incentive Stock Option Plan to increase from 115,000 to 275,000 the number of shares of common stock issuable pursuant to options granted under the plan;

3.	To approve an amendment to the Company’s 1998 Non-Qualified Stock Option Plan, as amended and restated, to increase from 185,000 to 498,000 the number of shares of common stock issuable pursuant to options granted under the plan; and

4.	To transact such other business as may properly come before the Company’s Annual Meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on June 15, 2004 will be entitled to notice of and to vote at the Company’s Annual Meeting or any adjournments or postponements thereof. The stock transfer books will not be closed.

By Order of the Board of Directors,
/s/ H.N. Padget, Jr.

H.N. Padget, Jr.
President and Chief Executive Officer

Alpharetta, Georgia
July 2, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL TO THE COMPANY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE COMPANY’S ANNUAL MEETING.

CNB HOLDINGS, INC.
7855 NORTH POINT PARKWAY, SUITE 200
ALPHARETTA, GEORGIA 30022

ANNUAL MEETING OF SHAREHOLDERS

July 21, 2004

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CNB Holdings, Inc. (the “Company”) for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 21, 2004 at 10:00 a.m., local time, at the Country Club of Roswell, 2500 Club Springs Drive, Roswell, Georgia. The Company operates through its banking subsidiaries, Chattahoochee National Bank and First Capital Bank (the “Banks”) and through Capital Financial Software.

     The enclosed proxy card is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his or her shares voted by proxy, even if he or she attends the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by any one of the following three actions: (i) giving written notice to the Secretary of the Company, (ii) delivering a later dated proxy, or (iii) by voting in person at the Annual Meeting. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before their exercise, will be voted in accordance with the directions given in the proxy. When voting regarding the election of directors to serve until the Company’s 2007 Annual Meeting of Shareholders, shareholders may vote in favor of all nominees or withhold their votes as to specific nominees. Shareholders should specify their choices on the enclosed proxy card. If no instructions are given, proxies which are signed and returned and not revoked will be voted FOR the election of each director nominee named, FOR the proposed amendment to the 1998 Incentive Stock Plan, FOR the proposed amendment to the 1998 Non-Qualified Stock Option Plan and in accordance with the discretion of the persons named on the enclosed proxy card with respect to any other matters properly presented for action at the Annual Meeting.

     A quorum for the transaction of business at the Annual Meeting consists of the holders of a majority of the outstanding shares of Company common stock entitled to vote at the Annual Meeting being present in person or represented by proxy.

     Each share of Company common stock is entitled to one vote on each matter to come before the Annual Meeting. The proposal to elect four directors to hold office until the Company’s 2007 Annual Meeting of Shareholders requires the affirmative vote of a plurality of the votes cast by the holders of Company common stock present in person or represented by proxy at the Annual Meeting. Therefore, abstentions and broker non-votes will not be taken into account with respect to the election of directors. The proposals to amend the 1998 Incentive Stock Option Plan and the 1998 Non-Qualified Stock Option Plan require the affirmative vote of at least a majority of the shares of the Company’s common stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of a vote against these proposals.

     The mailing address of the principal executive office of the Company is 7855 North Point Parkway, Suite 200, Alpharetta, Georgia 30022. This Proxy Statement and the enclosed proxy card are first being mailed or given to the Company’s shareholders on or about July 2, 2004.

     Only shareholders of record at the close of business on June 15, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On June 15, 2004, the Company’s common stock was held of record by 178 shareholders and 4,679,340 shares of Company common stock were outstanding.

     In addition to this solicitation by mail, officers and regular employees of the Company or the Banks, without additional compensation, may solicit proxies in favor of the proposals contained herein if deemed necessary, by personal contact, letter, telephone or other means of communication. It is anticipated that brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of Company common stock where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of proxy solicitation for the Annual Meeting will be borne by the Company. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expenses.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Board of Directors

     The members of the Board of Directors of the Company are elected by the Company’s shareholders. The directorships of the Company are divided into three classes, with the members of each class serving three year terms. The shareholders of the Company elect one class annually. The Company’s Board of Directors presently consists of 12 members. Approval of directors requires the affirmative vote of a plurality of the votes cast by the holders of the shares of Company common stock voting in person or by proxy at the Annual Meeting.

     In connection with the Company’s merger with First Capital Bancorp, Inc., on May 28, 2004, the effective date of the merger, six director nominees of First Capital were elected to fill vacancies created by the concurrent resignation of five of the Company’s directors in connection with the merger and the previous resignation of one of the Company’s directors. The First Capital designees were elected to serve the remaining term of the vacant position they were elected to fill. As a result, two of the First Capital nominees stand for election at the Annual Meeting, two designees will stand for election at the 2005 Annual Meeting and two designees will stand for election at the 2006 Annual Meeting. In addition, under the terms of the merger agreement between the Company and First Capital, if, prior to the 2005 Annual Meeting, any of the Company’s director designees or First Capital’s director designees is unable to serve his or her full term, the remaining designees from the Company or First Capital, as the case may be, shall have the right to appoint a new director to fill such vacancy.

     The Company’s Board of Directors has nominated four persons for election as directors at the Company’s Annual Meeting, including two designees of First Capital. The terms of the remaining directors of the Company will continue as indicated below. If for any reason any nominee should become unable or unwilling to accept nomination or election, the persons named on the enclosed proxy card will have discretionary authority to vote proxies for the election of another nominee designated by the Company’s Board of Directors. Management of the Company has no reason to believe that any nominee will not serve if elected.

     C. Dan Alford, William H. Groce, Jr., Edgar H. Sims, Jr. and Neil H. Strickland have been nominated to stand for reelection to the Company’s Board of Directors, as Class II directors, to hold office for a term of three years and until their successors are elected and qualified.

Recommendation of the Company’s Board of Directors

     The Company’s Board of Directors recommends a vote “For” C. Dan Alford, William H. Groce, Jr., Theodore J. LaVallee, Sr. and Neil H. Strickland.

Nominees for Election to a Term Expiring in 2007

C. DAN ALFORD
Director since 1998
Age 41

     Mr. Alford has served as the Chief Financial Officer of Allied Utility Network LLC, a consultant to the utility industry, since February 1998. From 1989 to 1998, Mr. Alford served as the Executive Vice President and Chief Operating Officer of A&C Enercom, Inc. from 1996 to 1997, where he also served as General Manager of National Operations for the Commercial & Industrial Division. Mr. Alford is the Chairman of the Audit Committee of the Company.

WILLIAM H. GROCE, JR.
Director since 1998
Age 67

     Mr. Groce, Jr. is a retired executive from BellSouth Telecommunications. Mr. Groce held various positions at BellSouth Telecommunications throughout his career which began in 1958, including Executive Assistant to the President of BellSouth Telecommunications and Secretary to its Board of Directors from 1988 until his retirement in 1994. Mr. Groce is the Secretary of the Company and Chairman of the Compensation Committee of the Company.

THEODORE J. LAVALLEE, SR.
Director since May 2004
Age 67

     Mr. LaVallee, Sr. is a retired real estate investor. Prior to his retirement, Mr. LaVallee served as President of S&L Mortgage & Investments, Inc., an Atlanta real estate investment firm founded in 1974. Mr. LaVallee is a member of the Executive Committee of the Company.

NEIL H. STRICKLAND
Director since May 2004
Age 67

     Mr. Strickland is President of Strickland General Agency, Inc., a premium finance company located in Duluth, Georgia. Mr. Strickland is a member of the Audit Committee of the Company.

Incumbent Directors - To Serve Until 2005

PATRICIA RHODES GRIMES
Director since 1998
Age 53

     Ms. Grimes retired from SunTrust Service Corporation in 1992. She has extensive banking experience and held various management level positions with SunTrust Service Corporation and Trusco Data Systems, a division of Trust Company of Georgia. Most recently, Ms. Grimes served as Senior Vice President and Manager of the Application Systems Division with SunTrust Service Corporation, a subsidiary of SunTrust Banks, Inc. Ms. Grimes also held positions with Trusco Data Systems, including Group Vice President and Assistant Manager of Systems and Programming, Vice President and Section Manager of Deposits, Financial and Human Resources Systems, Systems Officer and Project Leader of the Demand Deposit System, and programmer/analyst for Deposit Applications. Further, Ms. Grimes has served on the MIS Advisory Board for the University of Georgia. Ms. Grimes is a member of the Audit Committee of the Company.

JOHN A. POND
Director since 1998
Age 55

     Mr. Pond has been the President of Pond & Company, an engineering and architectural services company, since 1987. Mr. Pond holds a professional engineer license as well as a professional land surveyor license. Mr. Pond serves on the Compensation Committee of the Company.

JOE E. MCCART
Director since May 2004
Age 62

     Mr. McCart is an insurance agent and serves as President of Joe McCart Insurance Agency, Inc., a general insurance agency founded in 1971 and located in Duluth, Georgia. Mr. McCart is a member of the Compensation Committee of the Company.

RICHARD T. SMITH
Director since May 2004
Age 57

     Mr. Smith is a partner in and serves as President of the law firm Richard T. Smith, PC. In addition, Mr. Smith also serves as Vice President of Vista Title Company. Mr. Smith is a member of the Compensation Committee of the Company.

Incumbent Directors - To Serve Until 2006

WILLIAM R. BLANTON
Director since May 2004
Age 56

     Mr. Blanton is the Vice Chairman, Chief Financial Officer and Chief Operating Officer of the Company and also serves as Chief Financial Officer and Chief Operating Officer of First Capital Bank. Mr. Blanton is also a member of the Executive Committee of the Company. In addition, Mr. Blanton owns a 50% membership interests in Cinc Systems, LLC, a software development company.

DAVID R. HINK
Director since 1998
Age 55

     Mr. Hink is Chairman of the Company and Chattahoochee National Bank. Mr. Hink has been the Managing Principal of Strategic Solutions Resources, LLC, a strategy development and merger and acquisition consulting firm, since December 1996. In addition, Mr. Hink is Vice Chairman of ENERCOM, Inc., an Internet software company in which he also serves as a director. From 1995 to 1996, Mr. Hink served as President of the MarKit Division of Severn Trent Systems, a software company. From 1993 to 1995, Mr. Hink was employed with A&C Enercom, Inc., where he served as Senior Vice President and was responsible for its corporate development activities and information technology group of companies. Mr. Hink is a member of the Executive Committee of the Company.

H.N. PADGET, JR.
Director since 1998
Age 48

     Mr. Padget is the President and Chief Executive Officer of the Company and the Banks. He has been a banker in metropolitan Atlanta for over 25 years and has served in various management positions throughout his career.

EDGAR H. SIMS, JR.
Director since May 2004
Age 62

     Mr. Sims, Jr. is a partner in the law firm McKenna Long & Aldridge, LLP, located in Atlanta, Georgia. Mr. Sims is a member of the Audit Committee of the Company.

     There are no family relationships between any of the directors or executive officers of the Company or the Banks.

Other Executive Officers

     Steven G. Deaton, age 41, is the Executive Vice President, Chief Operating Officer and Senior Lending Officer of Chattahoochee National Bank. From June 1991 through July 2000, Mr. Deaton held numerous management positions with SouthTrust Bank of Georgia, most recently serving as Senior Vice President and Credit Administrator.

Meetings of the Board of Directors and Committees

     The Board of Directors of the Company held 11 meetings during 2003.

     The Board has determined that each of its members other than H.N. Padget, Jr., the Company’s President and Chief Executive Officer, and William R. Blanton, the Company’s Chief Financial Officer and Chief Operating Officer, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the National Association of Securities Dealers’ listing standards, as currently in effect.

     The Company’s Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee. The Audit Committee currently consists of four members and held five meetings during 2003. The Audit Committee selects the independent public auditors that audit the Company’s annual financial statements and approves any special assignments of such auditors. The Audit Committee also reviews the scope of the annual audit, any changes in accounting principles and the effectiveness and efficiency of the Company’s internal accounting staff. The members of the Audit Committee are C. Dan Alford, Patricia Rhodes Grimes, Neil H. Strickland and Edgar H. Sims, Jr. Although none of the Audit Committee members meets the criteria specified under applicable Securities and Exchange Commission (“SEC”) regulations for an “audit committee financial expert,” the Board believes that each has the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee.

     The Company’s Compensation Committee currently consists of four members and held six meetings during 2003. The Compensation Committee establishes remuneration levels for officers of the Company and the Banks, reviews management organization and development, reviews significant employee benefit programs, and establishes and administers executive compensation programs. The members of the Compensation Committee are William H. Groce, Jr., Joe E. McCart, John A. Pond and Richard T. Smith.

     The Company’s Executive Committee currently consists of four members and held twelve meetings during 2003. The Company’s Executive Committee is authorized between meetings of the Company’s Board of Directors, to perform all duties and exercise all authority of the Board of Directors, except for those duties and authorities specifically granted to other committees or which are exclusively reserved to the full Board of Directors. The members of the Executive Committee are William R. Blanton, David R. Hink, Theodore J. LaVallee, Sr. and H.N. Padget, Jr.

     Each director attended at least 75% of the meetings of the Board of Directors and the meetings of the committees of which he or she was a member in 2003.

     The Boards of Directors of the Company and the Banks may from time to time establish other committees to facilitate the management of the Company and the Banks.

Code of Ethics

     The Company has adopted a Code of Ethics that applies to all of its directors, executive officers and employees. You may request a copy of the Code of Ethics by writing to the following address: CNB Holdings, Inc., 7855 North Point Parkway, Suite 200, Alpharetta, Georgia 30022, Attention: Corporate Secretary. If any waivers of the Code are granted, the waivers will be disclosed in a SEC filing on Form 8-K.

Annual Meeting Attendance

     The Company encourages members of the Board of Directors to attend the Annual Meeting of Shareholders. All of the Company’s directors who were directors at the time of the 2003 Annual Meeting of Shareholders, except for Mr. Pond, attended the 2003 Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and related regulations of the Securities and Exchange Commission (the “SEC”), require the Company’s executive officers and directors, and certain persons who own 10% or more of Company common stock, to file with the SEC reports of their ownership of Company common stock. The regulations also require these persons to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, the Company believes that, during 2003, all filing requirements applicable to such persons have been met except that Mr. H.N. Padget, Jr. inadvertently failed to timely file a Form 4 Statement of Beneficial Ownership of Securities.

Certain Transactions

     The Banks extend loans from time to time to certain of the Company’s and the Banks’ directors, their associates and members of the immediate families of the directors and executive officers of the Company. These loans are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Banks, and do not involve more than the normal risk of collectibility or present other unfavorable features.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence requirements of Rule 4200(a)(15) of the National Association of Securities Dealer’s listing standards, has furnished the following report:

     Management is responsible for the Company’s internal controls, financial reporting process and compliance with the laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company’s independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

     Based upon the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee, as it was comprised at the time, recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, filed with the SEC.

     The Audit Committee operates pursuant to a written charter adopted by the Company’s Board of Directors.

     The foregoing report has been furnished by the Audit Committee of the Board of Directors.

C.Dan Alford Patricia Rhodes Grimes Edgar H. Sims, Jr. Neil H. Strickland

     The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the report by reference in any such document.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Mauldin & Jenkins, LLC (“Mauldin & Jenkins”) audited the consolidated financial statements of the Company for the fiscal year ended December 31, 2003. Representatives of Mauldin & Jenkins are expected to be present at the Annual Meeting to respond to shareholders’ questions and will have an opportunity to make any statements they consider to be appropriate. The Audit Committee has selected Mauldin & Jenkins to serve as of the Company’s independent accounting firm for the 2004 fiscal year.

     During 2003 and 2002, the Company was billed the following amounts for services rendered by Mauldin & Jenkins:

     Audit fees. In connection with the audit of the Company’s annual consolidated financial statements, review of its Form 10-KSB, review of its interim consolidated financial statements included within Forms 10-QSB, and review of the Company’s Registration Statement on Form S-4 (with respect to the merger with First Capital – 2003 only) and its Registration Statement on Form SB-2 (with respect to the rights offering – 2003 only), the Company was billed approximately $36,757 and $41,300 in 2003 and 2002, respectively by Mauldin & Jenkins. These figures include fees for services that were billed to the Company in 2004 in connection with the 2003 audit and fees billed in 2003 in connection with the 2002 audit.

     Audit related fees. During 2003, Mauldin & Jenkins did not provide any services for internal control review and selected outsourced quarterly internal audit procedures. During 2002, Mauldin & Jenkins billed $9,000 for such services.

     Tax related fees. During 2003 and 2002, Mauldin & Jenkins billed approximately $4,500 and $4,250, respectively for preparation of various tax returns and assistance with quarterly estimated tax payments to taxing authorities.

     Other Fees. During 2003, the Company was also billed $5,544 by Mauldin & Jenkins for miscellaneous consulting services. No such services were provided to the Company by Mauldin & Jenkins during 2002.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

Nomination of Directors

     The Company does not have a nominating committee and has no written charter related to the nomination process. Director selection and review is conducted by the entire Board of Directors on an as needed basis. The Company believes that this is adequate for a community financial institution. The Company believes that the directors acting as a group are capable of evaluating the performance of the current Board, the qualifications of proposed director nominees and determining the need for additional directors. As the Company grows, however, the Company may reconsider this and establish a nominating committee. The Company’s nominating process is described below.

     It is the policy of the Board of Directors to seek and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Board seeks a diverse group of candidates who possess the background, skills and expertise to make significant contributions to the Board, the Company and its shareholders. Desired qualities to be considered include:

Experience (in one or more of the following):

•	Leadership experience in business or administrative activities;

•	Breadth of knowledge about issues affecting the Company and its subsidiaries;

•	The ability and willingness to contribute special competencies to Board activities; and

•	The ability to understand financial statements.

Personal Attributes

•	Personal integrity;

•	Loyalty to the Company and concern for its success and welfare;

•	Willingness to apply sound and independent business judgment;

•	Awareness of a director’s vital role in the Company’s good corporate citizenship and its corporate image;

•	Availability for meetings and consultation on Company matters;

•	Contacts within the community; and

•	The willingness to assume Board and fiduciary responsibilities.

     Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

     In the case of incumbent directors whose terms are set to expire, the remaining directors on the Board will review such directors’ overall service to the Company during their term, including the number of meetings attended, their level of participation, the quality of their performance and any transactions between such directors and the Company during their term in determining whether or not such incumbent directors should be nominated for reelection to the Board. In the case of new director candidates, the Board will seek candidates meeting the criteria set forth above from the Board’s network of contacts. If and when deemed appropriate by the Board, a professional search firm may also be utilized to identify qualified candidates. In addition the Board will also consider any candidates recommended by shareholders entitled to vote for the election of directors.

     The Board of Directors does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

     As discussed above, in connection with the Company’s merger with First Capital Bancorp, Inc., on May 28, 2004, six director nominees of First Capital were elected to the Board of Directors. Under the terms of the merger agreement between the Company and First Capital, if, prior to the 2005 Annual Meeting, any of the Company’s director designees or First Capital’s director designees is unable to serve his or her full term, the remaining designees from the Company or First Capital, as the case may be, shall have the right to appoint a new director to fill such vacancy.

Communications with Directors

     Any director may be contacted by writing to him or her c/o CNB Holdings, Inc., 7855 North Point Parkway, Suite 200, Alpharetta, Georgia 30022. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company. The Company promptly forwards all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION

     The following table sets forth a summary of compensation paid to or accrued on behalf of the chief executive officer and the other executive officers of the Company whose aggregate compensation exceeded $100,000 for services rendered during the 2003 fiscal year. Mr. Blanton was not an executive officer of the Company during fiscal year 2003.

				Long Term
				Compensation Awards
				Securities
		Annual		Underlying
	Fiscal	Compensation(1)		Options
Name and Principal Position	Year	Salary ($)	Bonus ($)	(#)
H.N. Padget, Jr.	2003	151,668	—	—
President and Chief Executive Officer	2002	143,500	—	—
	2001	135,675	10,000	3,000 (2)

Steven G. Deaton	2003	146,106	—	—
Executive Vice President, Chief	2002	124,000	12,932	—
Operating Officer and Senior Lending	2001	116,750	16,115	2,500 (3)
Officer of Chattahoochee National
Bank

(1)	All cash compensation was paid by Chattahoochee National Bank.

(2)	Consists of a grant of a performance-based incentive stock option for 3,000 shares of Company common stock.

(3)	Consists of a grant of a non-qualified stock option for 2,500 shares of Company common stock.

Employment Agreements

     H.N. Padget, Jr. In November 1997, the Company and Chattahoochee National Bank entered into an employment agreement with H.N. Padget, Jr. regarding Mr. Padget’s employment as President and Chief Executive Officer of the Company and Chattahoochee National Bank. Since that time, the parties have amended the terms of Mr. Padget’s employment arrangements such that the employment agreement currently provides that Mr. Padget’s base salary is set at $155,000 per year through June 2004, $160,000 per year from July 2004 through July 2005, and $167,000 per year from July 2005 through January 31, 2006. Mr. Padget’s employment agreement provides that at the end of each year of operation, Mr. Padget will be entitled to receive a cash bonus and employee stock ownership plan contribution based on the Chattahoochee National Bank’s performance exceeding a targeted level of net income before taxes. Pursuant to the employment agreement, the Company furnishes an automobile for Mr. Padget’s use as well as country club membership dues. Further, the employment agreement provides for payment of disability insurance at a monthly premium of $158 and medical, hospitalization and term life insurance at a monthly premium of $600. Also, pursuant to the employment agreement, the Company will make annual discretionary contributions to its employee stock ownership plan and 401(k)

plan for the benefit of Mr. Padget. The period of employment under the employment agreement continues until the earlier of January 31, 2006 or the termination of the employment as follows: (1) at the election of the Company and the Banks for cause; (2) at Mr. Padget’s election, upon Chattahoochee National Bank and the Company’s breach of any material provision of the employment agreement; or (3) upon Mr. Padget’s death or disability. In the event that Mr. Padget’s employment is terminated by the Company (1) without cause during the term of the employment agreement, the Company will be required to pay Mr. Padget, as termination compensation, an amount equal to 12 months of existing base salary plus medical, hospitalization and term life insurance; or (2) without cause during the term of the employment agreement, in the event of a change of control of the Company, the Company will be required to pay Mr. Padget $300,000 as termination compensation. In the event that Mr. Padget’s employment is terminated without cause, Mr. Padget will be prohibited from competing with the bank or soliciting its customers or employees within the geographic area set forth in the employment agreement for a period of one year after the date of termination.

     William R. Blanton. In May 2004, the Company entered into an employment agreement with William R. Blanton regarding Mr. Blanton’s employment as Vice Chairman, Chief Operating Officer and Chief Financial Officer of the Company and First Capital Bank. Under the employment agreement, Mr. Blanton is entitled to an annual base salary equal to $145,000 per year, subject to normal annual increases, provided that Mr. Blanton’s salary shall at no time trail the base salary of the chief executive officer of the Company by more than $10,000. Mr. Blanton is also entitled to receive annual incentive compensation based on criteria established by the Board of Directors of the Company. Pursuant to the employment agreement, the Company furnishes an automobile for Mr. Blanton’s use as well as country club membership dues. In addition, Mr. Blanton is entitled to receive cash bonuses when and as necessary to permit Mr. Blanton to pay the premiums necessary to maintain an existing life insurance policy with a $5,000,000 death benefit. Mr. Blanton is also eligible to participate in the Company’s employee benefit, option, dental, health, life and disability insurance programs. The period of employment under the employment agreement continues until the earlier of December 31, 2004 or the termination of the employment as follows: (1) at the election of the Company and First Capital Bank for cause; (2) at Mr. Blanton’s election, upon First Capital Bank’s and the Company’s breach of any material provision of the employment agreement; or (3) upon Mr. Blanton’s death or disability. In the event that Mr. Blanton’s employment is terminated (1) by the Company without cause or (2) by Mr. Blanton as a result of a breach of the agreement by the Company or First Capital Bank, the Company will be required to pay Mr. Blanton, as termination compensation, an amount equal to six months of existing base salary plus medical, hospitalization and term life insurance. In addition, in the event of a change of control of the Company or First Capital Bank, the Company will be required to pay Mr. Blanton an amount equal to three times his then current annual compensation, including salary, bonuses and perquisites. In the event that Mr. Blanton’s employment is terminated for any reason, Mr. Blanton will be prohibited from competing with the Banks or soliciting their customers or employees within the geographic area set forth in the employment agreement for a period of six months after the date of termination.

     Steven G. Deaton. In September 2001, the Company and Chattahoochee National Bank entered into an employment agreement with Steven G. Deaton regarding Mr. Deaton’s employment as Executive Vice President, Chief Operating Officer and Senior Lending Officer of Chattahoochee National Bank. Since that time, the parties have amended the terms of Mr. Deaton’s employment arrangements such that the employment agreement currently provides that Mr. Deaton’s base salary is set at $135,000 per year through June 2004, $144,000 per year from July 2004 through December 2004, and $153,000 from January 2005 through June 5, 2005. The employment agreement provides that at the end of each year of operation, Mr. Deaton will be entitled to receive a cash bonus and employee stock ownership plan contribution based on Chattahoochee National Bank’s performance exceeding a targeted level of net income before taxes. Additionally, the employment agreement provides that the compensation committee, at its sole discretion, may award Mr. Deaton with stock options to purchase shares of the

Company’s common stock. Pursuant to the employment agreement, the Company also provides Mr. Deaton with membership dues at a country club and an automobile allowance. The term of employment under the employment agreement commenced on September 24, 2001, and continues for a period of 46 months thereafter, unless otherwise terminated (1) at the election of the Company and the Chattahoochee National Bank for cause; (2) at Mr. Deaton’s election, upon Chattahoochee National Bank and the Company’s breach of any material provision of the employment agreement; or (3) upon Mr. Deaton’s death or disability. In the event that Mr. Deaton’s employment is terminated by the Company (1) without cause during the term of his employment agreement, the Company will be required to pay Mr. Deaton, as termination compensation, an amount equal to six months of existing base salary plus medical, hospitalization and term life insurance; or (2) without cause during the term of his agreement, in the event of a change of control of the Company, the Company will be required to pay Mr. Deaton one year’s salary as termination compensation. In the event that Mr. Deaton’s employment is terminated without cause, Mr. Deaton will be prohibited from competing with the Banks or soliciting their customers or employees within the geographic area set forth in the employment agreement for a period of six months after the date of termination.

Stock Option Plans

     The following table gives information about shares of the Company’s common stock that may be issued upon the exercise of stock options issued under the Company’s 1998 Incentive Stock Option Plan and its 1998 Non-Qualified Stock Option Plan as of December 31, 2003:

Number of
securities
available for
future issuance
under equity
	Number of		compensation plans
	securities to be		(excluding
	issued upon	Weighted-average	securities
	exercise of	exercise price of	reflected in 1st
Plan Category	outstanding options	outstanding options	column)
Equity compensation plans approved by shareholders	262,500	$9.62	0

Equity compensation plans not approved by shareholders	—	—	—

Total	262,500	$9.62	0

1998 Incentive Stock Option Plan

     On May 20, 1998, the Company’s Board of Directors and initial shareholders adopted an Incentive Stock Option Plan (the “Incentive Plan”) to promote equity ownership of the Company by key senior officers, key officers and other key employees of the Company and the Bank. The Incentive Plan was amended by the shareholders of the Company at a Special Meeting held on November 25, 1998 to increase the number of shares reserved thereunder from 60,000 to 115,000. The Incentive Plan provides for the grant of options at the discretion of the Company’s Compensation Committee. The option exercise price must be at least 100% (110% in the case of a holder of 10% or more of the Company’s common stock) of the fair market value of Company common stock on the date the option is granted and the options are exercisable by the holder thereof in full at any time prior to their expiration in accordance with the terms of the Incentive Plan. Stock options granted pursuant to the Incentive Plan expire on or before the date which is the tenth anniversary of the date the option is granted, or 90 days (or such lesser period as the Compensation Committee may determine) after the date on which the person to whom they were granted ceases to be employed by the Company or one of the Banks. As of June 30, 2004, options to purchase an aggregate of 115,000 shares of Company common stock had been granted under the Incentive Plan.

     At the Annual Meeting, shareholders will be asked to approve an amendment to increase the shares reserved threreunder from 115,000 to 275,000. For more information see “Proposal Number 2 — Amendment to 1998 Incentive Stock Option Plan.

1998 Non-Qualified Stock Option Plan

     On August 19, 1998, the Company’s Board of Directors amended and restated the Company’s 1998 Non-Qualified Stock Option Plan (the “Non-Qualified Plan”). On November 25, 1998, the Company’s shareholders approved the amended and restated Non-Qualified Plan. The purpose of the Non-Qualified Plan is to attract, retain and compensate key personnel and directors of the Company and the Banks. There are 185,000 shares of Company common stock reserved under the Non-Qualified Plan. The Non-Qualified Plan is administered by the Company’s Board of Directors. The option exercise price of options granted under the Non-Qualified Plan is the fair market value of Company common stock on the date the option is granted and the options are exercisable by the holder thereof in full at any time prior to their expiration in accordance with the terms of the Non-Qualified Plan. Stock options granted pursuant to the Non-Qualified Plan expire on or before the date which is the tenth anniversary of the date the option is granted, or such lesser period as the Company’s Board of Directors may determine. As of June 30, 2004, options to purchase an aggregate of 185,000 shares of Company common stock had been granted under the Non-Qualified Plan.

     At the Annual Meeting, shareholders will be asked to approve an amendment to the Non-Qualified Plan to increase the shares reserved thereunder for issuance from 185,000 to 498,000. For more information see “Proposal Number 3 - Amendment to 1998 Non-Qualified Stock Option Plan.”

Option Grants in Last Fiscal Year

     During the fiscal year ending December 31, 2003, no stock options were granted to any of the Company’s named executive officers. Further, no named executive officer exercised any of the Company’s outstanding options during the fiscal year ending December 31, 2003.

Fiscal Year-End Option Values

	Number of Securities	Value of Unexercised
	Underlying Unexercised	In-the-Money Options
	Options at FY-End (#)	at FY-End ($)
Name	Exercisable/Unexercisable	Exercisable/Unexercisable(1)
H.N. Padget, Jr.	43,000/1,000	$ 558,750/$9,250

Steven G. Deaton	5,666/834	$56,651/$7,589

(1)	Dollar values were calculated by determining the difference between the closing price of Company common stock on December 31, 2003 ($17.50), as reported by the Over-the-Counter Bulletin Board, and the exercise price of the options.

Life Insurance Plan

     Messrs. Padget and Deaton and each of the directors of Chattahoochee National Bank have life insurance policies which are maintained under split dollar agreements with Chattahoochee National Bank. The bank pays the premiums due under these policies, and a portion of the death benefit payable under each life insurance policy will be paid to the bank to reimburse the bank for the payment of such premiums. Under the terms of these agreements, in the event Messrs. Padget and Deaton or any of the directors of the Company are terminated or removed for any reason other than for cause following a change of control in either the Company or Chattahoochee National Bank, they become 100% vested in the benefits promised under the agreements. Consequently, in the event Messrs. Padget and Deaton or any of the directors of the Company are so terminated or removed following a change of control in the Company or Chattahoochee National Bank, their beneficiaries will receive the death benefit set forth in the split dollar agreements as if they had died while serving on the board of directors or while employed by the Company or the bank, as applicable.

Supplemental Retirement Plan

     Ms. Grimes and Messrs. Alford, Deaton, Groce, Hink, Padget and Pond have supplemental retirement agreements with Chattahoochee National Bank. In addition, it is anticipated that Messrs. Blanton, LaVallee, McCart, Sims, Smith and Strickland will enter into similar agreements. Under these agreements, Messrs. Blanton, Padget and Deaton are, or will be, entitled to defer up to 25% of their compensation each year and each of the directors of the Company are, or will be, entitled to defer up to 100% of their compensation each year. In addition, the participants are entitled to receive indexed supplemental retirement benefits under the supplemental retirement agreements. Under the terms of these agreements, in the event any of the participants are terminated or removed for any reason other than for cause following a change of control in either the Company or Chattahoochee National Bank, they are entitled to receive the benefits promised under the agreements as if they had been continuously employed by the Company or Chattahoochee National Bank until their normal retirement age.

Director Compensation

     The Company currently pays directors a fee of $500 for each Board of Directors meeting attended and $150 for each committee meeting attended. In addition, the Chairman of the Board receives an additional $500 for each Board meeting attended and the chairman of each of the Company’s committees receives an additional $150 for each committee meeting attended.

     The Company has in place a directors’ deferral plan, which allows each of the Company’s directors to defer either 50% or 100% of their directors’ fees and then have this deferred compensation invested in either the Company’s common stock or a variety of mutual funds. Under the terms of the directors’ deferral plan, the plan participants become 100% vested in the benefits provided under the director’s deferral plan upon a change of control in Chattahoochee National Bank.

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PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information with respect to the beneficial ownership, as of June 30, 2004, of shares of Company common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding common stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers, and (iv) all directors and executive officers of the Company as a group. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

	Amount and
	Nature of
	Beneficial
Name of Beneficial Owner	Ownership(1)		Percent of Class
C. Dan Alford	29,646	(2)	*
William R. Blanton	1,048,805		22.4
Patricia Rhodes Grimes	35,291	(3)	*
William H. Groce, Jr.	69,109	(4)	1.5
David R. Hink	42,003	(5)	*
Theodore J. LaVelle, Sr.	108,990	(6)	2.3
Joe E. McCart	181,686		3.9
H.N. Padget, Jr.	81,644	(7)	1.7
John A. Pond	48,928	(8)	1.0
Edgar H. Sims, Jr.	162,014		3.5
Richard T. Smith	232,064	(9)	5.0
Neil H. Strickland	167,163	(10)	3.6
Steven G. Deaton	29,524	(11)	*

All Directors and Executive Officers as a Group (13 persons):	2,236,867	(12)	46.6

*	Represents holdings of less than 1%.

(1)	The information contained in this table reflects “beneficial ownership” as determined in accordance with Rule 13d-3 under the Exchange Act. Information with respect to beneficial ownership is based upon information furnished by each owner. With respect to certain of the individuals listed in the table and the aggregate number of shares held by the directors and executive officers as a group, the number of shares indicated includes shares that the individual has the right to acquire on or before August 29, 2004 (60 days from June 30, 2004), through the exercise of options granted under the Incentive Plan and Non Qualified Plan. Under the SEC’s rules, a person is also deemed to be the beneficial owner of any securities owned by such person’s spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

(2)	Includes 10,000 shares issuable upon the exercise of stock options that may be exercised within 60 days of June 30, 2004.

(3)	Includes 12,500 shares issuable upon the exercise of stock options that may be exercised within 60 days of June 30, 2004.

(4)	Includes 10,108 shares held by Mr. Groce’s spouse and 15,000 shares issuable upon the exercise of stock options that may be exercised within 60 days of June 30, 2004.

(5)	Includes 15,000 shares issuable upon the exercise of stock options that may be exercised within 60 days of June 30, 2004.

(6)	Includes 13,481 shares held by Mr. LaVelle’s spouse and 40,443 shares held ALL&J, LLC of which Mr. LaVelle is the sole member.

(7)	Includes 2,760 shares held by Mr. Padget, Jr.’s 401(k) and 44,000 shares issuable upon the exercise of stock options that may be exercised within 60 days of June 30, 2004. Also includes an aggregate of 6,000 shares held by Mr. Padget, Jr.’s children and as to which Mr. Padget, Jr. disclaims beneficial ownership.

(8)	Includes an aggregate of 2,596 shares held by two of Mr. Pond’s children, as to which he has sole voting power, and 1,298 shares held by his son, as to which he and his son have shared investment power. Also includes 15,000 shares issuable upon the exercise of stock options that may be exercised within 60 days of June 30, 2004.

(9)	All shares are held by Mr. Smith’s spouse.

(10)	Includes 1,130 shares held by Mr. Strickland’s spouse and 23,524 shares held by SCSC, Inc. in which Mr. Strickland owns a controlling interest.

(11)	Includes 6,500 shares issuable upon the exercise of stock options that may be exercised within 60 days of June 30, 2004. Also includes 3,110 shares held by Mr. Deaton’s 401(k).

(12)	Includes 118,000 shares issuable upon the exercise of stock options that may be exercised within 60 days of June 30, 2004.

PROPOSAL NUMBER. 2

APPROVAL OF AMENDMENT TO THE
1998 INCENTIVE STOCK OPTION PLAN

     The Board of Directors has approved, and recommends that the Company’s shareholders approve, an amendment to the Company’s 1998 Incentive Stock Option Plan (the “Incentive Plan”) that will increase the number of authorized shares available for issuance upon exercise of options granted under the Incentive Plan from 115,000 to 275,000.

     The Incentive Plan provides key senior officers, key officers, and other key employees of the Company and the Banks an opportunity to purchase shares of the Company’s common stock pursuant to options which may qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). As of June 30, 2004, options to purchase all 115,000 shares of common stock authorized under the Incentive Plan have been granted. The Board of Directors believes that the amendment is in the best interest of the Company in order to continue to use stock options granted under the Incentive Plan as incentives to attract and retain qualified officers and employees in a competitive labor market and encourage their stock ownership in the Company.

     No determination has been made as to which of the persons eligible to participate in the Incentive Plan will receive awards under the Incentive Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of participants are not presently determinable.

     The essential features of the Incentive Plan, as currently in effect, are summarized below.

Purpose of the Incentive Plan

     The Incentive Plan was adopted to promote equity ownership of the Company by key senior officers, key officers and other key employees of the Company and the Banks, to increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of the Company.

Major Provisions of the Incentive Plan

     Shares Subject to the Plan. The Incentive Plan currently reserves an aggregate of 115,000 shares of common stock for issuance upon exercise of options granted to eligible participants. In general, if any award granted under the Incentive Plan expires, terminates, is forfeited or is canceled for any reason, the shares of common stock allocable to such award may again be made subject to an award granted under the Incentive Plan.

     Eligibility. Key senior officers, key officers and other key employees of the Company and its subsidiaries are eligible to receive grants under the Incentive Plan. Options may be granted under the plan only to persons who are employed by the Company or one of its subsidiaries at the time of the grant. Employees who also serve on the Board of Directors of the Company are eligible for grants under the plan unless such director’s vote is required to secure a majority vote in favor of the grant of such director’s options.

     Administration. The Incentive Plan is administered by the Company’s Compensation Committee, which is comprised of at least two non-employee directors appointed by the Company’s Board of Directors, or the Board of Directors in the event that there is not a Compensation Committee established at any time during the term of any option granted under the Incentive Plan. The Compensation

Committee or the Board of Directors, as the case may be, has the authority to select the key senior officers, key officers and other key employees of the Company and its subsidiaries to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Incentive Plan.

     Awards. The Incentive Stock Option Plan provides for the grant of “incentive stock options,” as defined under Section 422(b) of the Code. Awards may be granted subject to a vesting requirement and may become fully vested upon a merger or change of control of the Company or may apply with appropriate adjustments as determined by the Compensation Committee to the securities of the resulting corporation. The exercise price of incentive stock options must at least equal the fair market value of the common stock subject to the option (determined as provided in the Incentive Plan) on the date the option is granted. For purposes of the Incentive Plan, “fair market value” is the mean between the high “bid” and low “asked” prices of the common stock in the over-the-counter market on the day on which the grant is made.

     An incentive stock option granted under the Incentive Plan to an employee owning more than 10% of the total combined voting power or value of all classes of capital stock of the Company or of any parent or subsidiary corporation of the Company is subject to the further restriction that such option must have an exercise price of at least 110% of the fair market value of the shares of common stock issuable upon exercise of the option (determined as of the date the option is granted) and may not have an exercise term of more than five years from the date the option is granted. Incentive stock options are also subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of common stock as to which any such incentive stock option first becomes exercisable in any calendar year is limited to $100,000 per recipient. To the extent options covering more than $100,000 worth of common stock first become exercisable in any one calendar year, the excess will be Non-Qualified options. For purposes of determining which, if any, options have been granted in excess of the $100,000 limit, options will be considered to become exercisable in the order granted.

     Terms and Conditions of Options. To receive an award under the Incentive Plan, an award agreement must be executed which specifies the type of award to be granted, the number of shares of common stock to which the award relates, the terms and conditions of the award and the date granted. The award agreement will also specify the price at which the shares of common stock subject to the option may be purchased and the date(s) on which the option becomes exercisable.

     The full exercise price for all shares of common stock purchased upon the exercise of options granted under the Incentive Plan may be paid in cash, by personal check or with shares of the Company’s common stock having a fair market value equal to the aggregate exercise price. Incentive stock options granted to employees under the Incentive Plan may remain outstanding and exercisable for ten years from the date of grant or until the expiration of 90 days (or such lesser period as the Compensation Committee may determine) from the date on which the person to whom they were granted ceases to be employed by the Company. The Board of Directors, upon recommendation of the Compensation Committee, shall determine whether options granted under the Incentive Plan are exercisable at any time during the term or in cumulative or non-cumulative installments during the term.

     Amendment and Termination. The Incentive Plan expires ten years after its adoption, unless sooner terminated by the Board of Directors. The Board of Directors has authority to amend the Incentive Plan in such manner as it deems advisable. The Incentive Plan provides for appropriate adjustment, as determined by the Compensation Committee, in the number and kind of shares subject to unexercised options in the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

Certain Federal Income Tax Consequences

     Incentive Stock Options. No income results to a participant upon the grant or exercise of an ISO, provided that (i) the participant does not dispose of the stock received upon exercise of the option (the “Option Stock”) within two years after the grant of the option or one year after the receipt of the Option Stock by the participant (a “disqualifying disposition”); and (ii) the participant is an employee of the Company or a subsidiary at all times during the period commencing on the date of grant and ending on the date three months (or 12 months in the case of a participant who is totally and permanently disabled) prior to the date of exercise. In the event of a disposition of Option Stock following the expiration of two years after the grant of the option or one year after the transfer of such stock to the participant, any gain or loss, equal to the difference between the amount realized upon such disposition and the option price, generally will be taxable as capital gain or loss. In the event of a disqualifying disposition of Option Stock prior to the expiration of the two or one year holding periods, the participant will recognize ordinary income equal to the excess of the fair market value of the Option Stock at the time of exercise (or the amount realized upon such disposition, if less) over the option price. In the event that an option fails to qualify as an ISO or loses its status as an ISO, it will be treated as a Non-Qualified stock option (a “NQSO”).

     No deduction is allowable to the Company upon the grant or exercise of an ISO. In the event that a participant recognizes ordinary income as a result of a disqualifying disposition of the Option Stock, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

     Non-Qualified Stock Options. No income is recognized upon the grant of a NQSO to a participant assuming that the option does not have a readily ascertainable fair market value at the time of the grant. The participant recognizes ordinary income upon exercise of the NQSO, which is subject to withholding by the Company, equal to the excess of the fair market value of the Option Stock on the date of exercise over the option price. When a participant exercises an NQSO, his tax basis in the shares received will generally be equal to the cash paid upon exercise plus the amount taxable as ordinary income to the participant. The Company is allowed a deduction at the time and in an amount equal to the ordinary income recognized by the participant.

     The Board of Directors recommends that shareholders vote FOR the approval of the amendment to the 1998 Incentive Stock Option Plan.

PROPOSAL NUMBER 3

APPROVAL OF AMENDMENT TO THE
1998 NON-QUALIFIED STOCK OPTION PLAN

     The Board of Directors has approved, and recommends that the Company’s shareholders approve, an amendment to the Company’s 1998 Non-Qualified Stock Option Plan (the “Non-Qualified Plan”) that will increase the number of authorized shares available for issuance upon exercise of options granted under the Incentive Plan from 185,000 to 498,000.

     The Non-Qualified Plan provides for the grant to certain key employees and directors of options to purchase shares of common stock, which options shall be non-qualified stock options As of June 30, 2004, options to purchase all 185,000 shares of common stock authorized under the Non-Qualified Plan have been granted. The Board of Directors believes that the amendment is in the best interests of the Company in order to continue to use stock options granted under the Non-Qualified Plan as incentives to attract and retain qualified directors, officers and employees in a competitive labor market and encourage their stock ownership in the Company.

     No determination has been made as to which of the persons eligible to participate in the Non-Qualified Plan will receive awards under the Non-Qualified Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of participants are not presently determinable.

     The essential features of the Non-Qualified Plan, as currently in effect, are summarized below.

Purpose of the Non-Qualified Plan

     The purpose of the Non-Qualified Plan is to attract, retain and compensate key personnel and directors of the Company and its subsidiaries through the grant of options.

Major Provisions of the Non-Qualified Plan

     Shares Subject to the Plan. The Non-Qualified Plan currently reserves an aggregate of 185,000 shares of common stock for issuance upon exercise of options granted to eligible participants. In general, if any award granted under the Non-Qualified Plan expires, terminates, is forfeited or is canceled for any reason, the shares of common stock allocable to such award may again be made subject to an award granted under the Non-Qualified Plan.

     Eligibility. Options may be granted to any officers, directors and other key employees of the Company and its subsidiaries under the Non-Qualified Plan.

     Administration. The Non-Qualified Plan is administered by the Board of Directors of the Company. The Board of Directors has the authority to select the key employees of the Company and its subsidiaries to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Non-Qualified Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Non-Qualified Plan.

     Awards. The Board of Directors will determine which eligible individuals shall be granted options under the Non-Qualified Plan, the timing and terms of such grants and the number of shares subject to such options. Awards may be granted subject to a vesting requirement. The exercise price of the stock options must at least equal the fair market value of the underlying common stock on the date of the grant.

     Terms and Conditions of Options. To receive an award under the Non-Qualified Plan, an award agreement must be executed which specifies the type of award to be granted, the number of shares of common stock to which the award relates, the terms and conditions of the award, the date granted, the price at which the shares of common stock subject to the option may be purchased and the date(s) on which the option becomes exercisable. The Board may, in its discretion, include in any option granted a condition that the key employee agrees to remain in the employ of and render services to the Company or its subsidiaries for a period of time specified in the agreement.

     The full exercise price for all shares of common stock purchased upon the exercise of options granted under the Non-Qualified Plan must be paid, at the time of exercise, in either cash or shares of the Company’s Common Stock having a fair market value equal to the aggregate exercise price. Options granted to participants under the Non-Qualified Plan may remain outstanding and exercisable for ten years from the date of grant or such lesser period as the Board of Directors may determine. The Board may provide in any stock option agreement that if a participant ceases to be employed by or serve as a director of the Company or its subsidiaries, his or her unexercised options shall immediately terminate and will be of no further force or effect.

     Amendment and Termination. The Non-Qualified Plan expires ten years after its adoption, unless sooner terminated by the Board of Directors. The Board of Directors has authority to amend the Non-Qualified Plan in such manner as it deems advisable. The Non-Qualified Plan provides for appropriate adjustment, as determined by the Board of Directors, in the number and kind of shares subject to unexercised options, in the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

Certain Federal Income Tax Consequences

     A participant will generally recognize no taxable income as the result of the grant of a NQSO, assuming that the NQSO does not have a readily ascertainable fair market value at the time it is granted. Upon exercise of a NQSO, a participant will normally recognize ordinary compensation income for federal tax purposes equal to the excess, if any, of the then fair market value of the shares over the exercise price. The participant will be required to satisfy any tax withholding requirements applicable to such income.

     The Company will generally be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee, so long as the amount of the optionee’s total compensation is deemed reasonable.

     Upon the sale of shares acquired pursuant to the exercise of a NQSO, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as capital gain or loss.

     The Board of Directors recommends that the shareholders vote FOR the approval of the amendment to the 1998 Non-Qualified Stock Option Plan.

ANNUAL REPORT TO SHAREHOLDERS AND REPORTS ON FORM 10-KSB

     Additional information concerning the Company, including financial statements of the Company, is provided in the Company’s 2003 Annual Report to Shareholders that accompanies this Proxy Statement. The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the SEC, is available to shareholders who make a written request therefor to William H. Groce, Secretary, at the offices of the Company, 7855 North Point Parkway, Suite 200, Alpharetta, Georgia 30022. Copies of exhibits filed with that report or referenced therein will be furnished to shareholders of record upon request and payment of the Company’s expenses in furnishing such documents.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the Company’s 2005 Annual Meeting of Shareholders must be received at the Company’s principal executive offices by March 23, 2005, in order to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting.

     For any proposal that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the 2005 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on June 6, 2005, advises shareholders in the 2005 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on June 6, 2005. Notices of intention to present proposals at the 2005 Annual Meeting of Shareholders should be addressed to William H. Groce, Secretary, 7855 North Point Parkway, Suite 200, Alpharetta, Georgia 30022.

OTHER MATTERS

     The Company’s Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

By Order of The Board of Directors
/s/ H. N. Padget, Jr.

H. N. Padget, Jr.
President and Chief Executive Officer

Alpharetta, Georgia
July 2, 2004

CNB HOLDINGS, INC.
7855 North Point Parkway, Suite 200
Alpharetta, Georgia 30022

COMMON STOCK PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CNB HOLDINGS, INC.
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JULY 21, 2004

     The undersigned shareholder of the Company hereby appoints H.N. Padget, Jr. and William R. Blanton, or either one of them, as proxies and attorneys-in-fact, with full power to each of substitution and with discretionary authority, to act for and in the name of the undersigned to vote, as designated below, all of the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held on July 21, 2004 and at any adjournment or postponement thereof.

1.	Election of four directors to hold office until the Company’s 2007 Annual Meeting of Shareholders.

               THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES
                NAMED BELOW

☐	FOR all nominees listed below	☐	WITHOLD AUTHORITY
(except as otherwise indicated below)

C. Dan Alford; William H. Groce, Jr.; Theodore J. LaVallee, Sr.; and Neil H. Strickland

     If you wish to withhold authority to vote for any individual nominee(s), write the nominee’s name(s) on the line below:

2.	Proposal to approve the Amendment to the CNB Holdings, Inc. 1998 Incentive Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to approve the Amendment to the Amended and Restated CNB Holdings, Inc. 1998 Non-Qualified Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the Annual Meeting and at any adjournment or postponement thereof.

(continued on back)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 , FOR THE AMENDMENT TO THE 1998 INCENTIVE STOCK OPTION PLAN IN PROPOSAL 2, FOR THE AMENDMENT TO THE AMENDED AND RESTATED 1998 NON-QUALIFIED STOCK OPTION PLAN IN PROPOSAL 3 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     PLEASE MARK, DATE AND SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Date:	, 2004	PLEASE SIGN NAME EXACTLY AS LISTED ON THE MAILING LABEL

Signature

Print Name as listed on the mailing label

Signature (if held jointly)

NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.